                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K

                             CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT:  OCTOBER 5, 1998


                       DAYTON HUDSON RECEIVABLES CORPORATION
                       -------------------------------------
               (Exact name of registrant as specified in its charter)

                                     Minnesota
                                     ---------
                   (State or other jurisdiction of incorporation)



        0-26930                                      41-1812153
        -------                                      ----------
(Commission File Number)              (I.R.S. Employer Identification Number)



                       Dayton Hudson Receivables Corporation
                               80 South Eighth Street
                               14th Floor, Suite 1401
                            Minneapolis, Minnesota 55402
                                   (612)370-6530
                (Address, including Zip Code, and Telephone Number,
          Including Area Code, of Registrant's Principal Executive Office)



                                 Page 1 of 99 Pages
                        The Exhibit Index Appears on Page 3

ITEM 5:  OTHER EVENTS


On August 12, 1998, the Company entered into a Series 1998-1 Supplement to Pooling and Servicing Agreement, dated as of September 13, 1995 (the "Agreement"). The Agreement defines the rights of the holders of both the Class A Asset Backed Certificates, 5.90% Series 1998-1 and the Class B Asset Backed Certificates, Series 1998-1, issued by the Dayton Hudson Credit Card Master Trust on August 12, 1998. The Agreement is filed as Exhibit 4.4 to the Report.

The Monthly Servicer's Certificates for the Monthly Period ended August 29, 1998 and the Monthly Certificateholders' Statements for the Monthly Period ended August 29, 1998, with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1, the Class B Asset Backed Certificates, Series 1995-1, the Class A Asset Backed Certificates, 6.25% Series 1997-1, the Class B Asset Backed Certificates, Series 1997-1, the Class A Asset Backed Certificates, 5.90% Series 1998-1 and the Class B Asset Backed Certificates, Series 1998-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on September 22, 1998, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on September 25, 1998.

The above described Monthly Servicer's Certificates are filed as Exhibits 20.1,
20.3 and 20.5 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2, 20.4 and 20.6 to this Report.


                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 5, 1998

                    DAYTON HUDSON RECEIVABLES CORPORATION


                    By:            /s/ Stephen C. Kowalke

                    Name:          Stephen C. Kowalke
                    Title:         Vice President and Treasurer

                                   EXHIBIT INDEX

                                                              SEQUENTIALLY
 EXHIBIT NUMBER                      DESCRIPTION              NUMBERED PAGE
 --------------                      -----------              -------------
            4.4            Series 1998-1 Supplement dated           4
                           August 12, 1998 to Pooling and
                           Servicing Agreement dated
                           September 13, 1995.

           20.1            Series 1995-1 Monthly                   76
                           Servicer's Certificate for the
                           Monthly Period ended August
                           29, 1998.

           20.2            Series 1995-1 Monthly                   78
                           Certificateholders' Statement
                           for the Monthly Period ended
                           August 29, 1998.

           20.3            Series 1997-1 Monthly                   84
                           Servicer's Certificate for the
                           Monthly Period ended August
                           29, 1998.

           20.4            Series 1997-1 Monthly                   86
                           Certificateholders' Statement
                           for the Monthly Period ended
                           August 29, 1998.

           20.5            Series 1998-1 Monthly                   92
                           Servicer's Certificate for the
                           Monthly Period ended August
                           29, 1998.

           20.6            Series 1998-1 Monthly                   94
                           Certificateholders' Statement
                           for the Monthly Period ended
                           August 29, 1998.